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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


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                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


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        Date of Report (Date of earliest event reported): March 14, 2005

                                 EDO Corporation
             (Exact name of Registrant as specified in its charter)

         New York                      3812                    11-0707740
 (State or Other Jurisdiction  (Primary Standard Industrial  (I.R.S. Employer
    of Incorporation or )      Classification Code Number)  Identification No.)
    Organization

                          ----------------------------

                         60 East 42nd Street 42nd Floor
                               New York, NY 10165
                                  212.716.2000
    (Address, Including Zip Code, and Telephone Number, Including Area Code,
                  of Registrant's Principal Executive Offices)


                          ----------------------------
                                Not applicable
          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02.  DEPARTURES OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION
OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

      Item 5.02(b). As of March 14, 2005, Frank W. Otto is reassigned from the position of Chief Operating Officer and has assumed the position of Senior Vice President, Strategic Development. In his new position, Mr. Otto will, among other responsibilities, lead the business development activities of the Corporation, develop and maintain the strategic plan, and coordinate the Company's internal Research and Development activities. Group Vice Presidents Milo W. Hyde and George Fox will now report directly to the Chief Executive Officer.

      Concurrent with this change, the Company has formed two internal organizations focusing on business opportunities in Undersea Warfare and Command, Control and Communications.




                                    SIGNATURE

      Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: March 16, 2005


                                          EDO CORPORATION



                                      By:     /s/ William J. Frost
                                          --------------------------------------
                                      Name:  William J. Frost
                                      Title: Vice President, Administration and
                                             Corporate Secretary